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                                                               EXHIBIT 10.122(a)

                                 AMENDMENT NO. 1
                         TO MASTER REPURCHASE AGREEMENT

                Amendment No. 1, dated as of February 23, 2006 (this "Amendment"), to that certain Master Repurchase Agreement, dated as of December 12, 2005 (the "Existing Repurchase Agreement"; as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Repurchase Agreement"), by and among NC Capital Corporation, New Century Mortgage Corporation, NC Asset Holding, L.P. (successor by conversion to NC Residual II Corporation), Home123 Corporation and New Century Credit Corporation (collectively, the "Sellers", each, a "Seller"), Morgan Stanley Bank ("MSB") and Morgan Stanley Mortgage Capital Inc. ("MSMCI", together with MSB, collectively, the "Buyers", each, a "Buyer", and as the agent for the Buyers, in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

                                    RECITALS

                The Sellers, the Buyers and the Agent are parties to the Existing Repurchase Agreement.

                The Sellers, the Buyers and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Repurchase Agreement shall be modified as set forth in this Amendment.

                Now, therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers, the Buyers and the Agent hereby agree as follows:

                SECTION 1. Consent.

                1.1 Effective as of December 28, 2005, the Buyers hereby consent to the conversion of NC Residual into a Delaware limited partnership known as NC Asset Holding, L.P.

                SECTION 2. Amendments.

                2.1 Effective as of December 28, 2005, the representation and warranty set forth in Section 6.01 of Article VI to the Existing Repurchase Agreement is hereby deleted in its entirety and the following new Section 6.01 is inserted in lieu thereof:

                        "Section 6.01 Existence. Each Seller (a) is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
        (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets


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        and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect, and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect."

                2.2 The covenant set forth in Section 7.04 of Article VII to the Existing Repurchase Agreement is hereby deleted in its entirety and the following new Section 7.04 is inserted in lieu thereof:

                        "Section 7.04 Prohibition of Fundamental Changes. No Seller shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that each Seller may merge or consolidate with
        (a) any wholly owned subsidiary of such Seller or (b) any other Person if such Seller is the surviving entity and such Seller's Net Worth would not be affected by such merger or consolidation and provided further, that if after giving effect thereto, no Default or Event of Default would exist hereunder."

                2.3 The representation and warranty set forth in clause (t) of
Schedule 1 to the Existing Repurchase Agreement is hereby deleted in its entirety and the following new clause (t) is inserted in lieu thereof:

                        "(t) LTV; CLTV. No Purchased Loan that is secured by a first mortgage lien on the Mortgaged Property has an LTV greater than 95%, other than Eligible Mortgage Loans which are secured by a first mortgage lien on a Mortgaged Property that (i) have an LTV greater than 95% and equal to or less than 100% and (ii) have a minimum FICO Score of 600; provided, the aggregate unpaid principal balance of all such Purchased Loans shall at no time exceed 3% of the Maximum Amount. No Purchased Loan that is secured by a second mortgage lien on the Mortgaged Property has a CLTV greater than 100%."

                2.4 All references to "NC Residual II Corporation" in the Existing Repurchase Agreement, including the schedules, exhibits and attachments thereto, in any Repurchase Document or in any ancillary documents related to the Transactions contemplated by the Repurchase Documents are hereby deleted and replaced with equivalent references to "NC Asset Holding, L.P."

                SECTION 3. Conditions Precedent. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied:

                3.1 Delivered Documents. On the Amendment Effective Date, the Agent shall have received all of the following documents, each of which shall be satisfactory to the Agent in form and substance:



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                (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Sellers, the Buyers and the Agent;

                (b) Secretary's Certificate. A Secretary's Certificate, executed and delivered by the duly authorized secretary or assistant secretary of NC Deltex, LLC, general partner of NC Asset Holding, L.P., dated as of the date hereof, and

                        (i) attaching a true, correct and complete copy of the resolutions of the Board of Directors of NC Residual II Corporation authorizing the conversion of such corporation into NC Asset Holding, L.P.,

                        (ii) attaching a true, correct and complete copy of the certificate of conversion to limited partnership of NC Residual II Corporation,

                        (iii) attaching true, correct and complete copies of the certificate of limited partnership of NC Asset Holding, L.P. and the certificate of formation of NC Deltex, LLC,

                        (iv) attaching true, correct and complete copies of the limited partnership agreement of NC Asset Holding, L.P. and the operating agreement of NC Deltex, LLC,

                        (v) certifying as to the incumbency and specimen signature of each officer of NC Capital Corporation (in its capacity as the sole member and manager of NC Deltex, LLC, which in turn is the general partner of NC Asset Holding, L.P.) authorized to execute each of the Repurchase Documents to which NC Asset Holding, L.P. is a party, and

                        (vi) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each of NC Asset Holding, L.P. and NC Deltex, LLC in the jurisdiction of its organization.

                (c) Legal Opinions. Legal opinions of counsel to Sellers regarding NC Asset Holding, L.P. in form and content reasonably satisfactory to Buyer.

                (d) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

                3.2 No Default. On the Amendment Effective Date, (i) each Seller shall be in compliance with all of the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, (ii) all of the representations and warranties made and restated by each Seller pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

                SECTION 4. Representations and Warranties. Each Seller hereby represents and warrants to the Agent and the Buyers that it is in compliance with all of the terms and provisions set forth in the Repurchase Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing. Each Seller hereby confirms



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and reaffirms the representations and warranties contained in Section 6 of the
Repurchase Agreement.

                SECTION 5. Limited Effect. Except as expressly modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the "Repurchase Documents" shall be deemed to include, in any event, this Amendment and each reference to the Repurchase Agreement in any of the Repurchase Documents shall be deemed to be a reference to the Existing Repurchase Agreement as modified hereby.

                SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

                SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                               [SIGNATURES FOLLOW]



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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.

                                        SELLERS

                                        NC CAPITAL CORPORATION



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: President


                                        NEW CENTURY MORTGAGE CORPORATION



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President


                                        NC ASSET HOLDING, L.P.

                                        By:  NC Deltex, LLC, its general partner

                                        By: NC Capital Corporation, its sole
                                            member and manager



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: President


                                        HOME123 CORPORATION



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President



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                                        NEW CENTURY CREDIT CORPORATION



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: President



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                                        MORGAN STANLEY BANK,
                                        as a Buyer



                                        By: /s/ Andrew Neuberger
                                            ------------------------------------
                                            Name: Andrew Neuberger
                                            Title:  Vice President



                                        MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                        as a Buyer and as the Agent



                                        By: /s/ Andrew Neuberger
                                            ------------------------------------
                                            Name: Andrew Neuberger
                                            Title:  Vice President



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                The Guarantor hereby joins in the execution of this Amendment for the purpose of consenting to the terms hereof and the transactions contemplated hereby and for the purpose of agreeing that the Guarantee executed by the Guarantor in favor of the Buyers is, and continues to be, the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms without any defense, deductions, offsets or counterclaims of any nature.





                                        NEW CENTURY FINANCIAL CORPORATION, as
                                        Guarantor



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------

                                            Name: Kevin Cloyd
                                            Title: Executive Vice President



                                        By: /s/ Brad A. Morrice
                                            ------------------------------------
                                            Name: Brad A. Morrice
                                            Title: Vice Chairman, President and
                                            Chief Operating Officer